UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

BLUEJAY DIAGNOSTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41031	47-3552922
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

360 Massachusetts Avenue, Suite 203

Acton, MA 01720

(Address of principal executive offices and zip code)

(844) 327-7078

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 3, 2025, Bluejay Diagnostics, Inc. (the “Company”) entered into an agreement (the “Amendment”) to amend its Master Service Agreement and the Master Supply Agreement with Sanyoseiko Co., Ltd. (“Sanyoseiko”). The Amendment was entered into in connection with Bluejay expanding SanyoSeiko’s role in helping to commercialize Bluejay’s Symphony platform, a near-patient testing system designed to provide rapid and reliable results for key biomarkers such as IL-6 in sepsis management.

Pursuant to statements of work that the Company has begun to Sanyoseiko under these agreements, as amended by the Amendment, Sanyoseiko will provide end-to-end support for the Symphony platform, including supporting the manufacturing redevelopment process for analyzers and cartridges (with hardware, software, and design updates), managing raw material sourcing and vendor compliance, and serving as the Company’s contract manufacturing organization for analyzers, cartridges, and related components. In this capacity, Sanyoseiko will oversee fulfillment, kit assembly, labeling, packaging, shipping, and quality control of manufactured products, while also providing regulatory and quality management support, and equipment storage and maintenance.

The foregoing descriptions of the Master Service Agreement, the Master Supply Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 9, 2025, the Company issued a press release in connection with the matters discussed herein under item 1.01. A copy of that press release is furnished with this report as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Master Supply Agreement dated July 30, 2021, between Bluejay Diagnostics, Inc. and Sanyoseiko Co., Ltd.
10.2	Master Service Agreement dated July 30, 2021, between Bluejay Diagnostics, Inc. and Sanyoseiko Co., Ltd.
10.3	Agreement to Amend Master Supply Agreement and Master Service Agreement, dated October 3, 2025, between Bluejay Diagnostics, Inc. and Sanyoseiko Co., Ltd.
99.1	Press Release, dated October 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bluejay Diagnostics, Inc.

By:	/s/ Neil Dey
Neil Dey
President and Chief Executive Officer

Date: October 9, 2025

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